SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                          JULY 29, 2004 (JULY 28, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                       1-13726                 73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


  6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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       (Address of principal executive offices)                  (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS


Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on July 28, 2004 announcing the pricing of $300 million of 7% senior notes due 2014. The following was included in the Press Release:

         Chesapeake today announced that it has priced at par a private offering of $300 million of senior notes due August 15, 2014, which will carry an interest rate of 7%. The senior notes being sold by Chesapeake will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The senior notes will be eligible for trading under Rule 144A.

     Closing of the senior notes offering is expected to occur on August 2, 2004, and is subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to finance a portion of the pending acquisitions of Bravo Natural Resources, Inc., certain assets from Legend Natural Gas, LP and to repay amounts outstanding under our existing bank credit facility incurred to finance the acquisition of certain assets from Tilford Pinson Exploration, LLC. The Bravo acquisition is expected to close by August 2, 2004 and the Legend acquisition is expected to close August 31, 2004. If these acquisitions do not close, excess net proceeds of the offering will be used for general corporate purposes, including repayment of debt or possible future acquisitions.

     This announcement shall not constitute an offer to sell or a solicitation of an offer to buy. This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.


CHESAPEAKE ENERGY CORPORATION IS ONE OF THE FIVE LARGEST INDEPENDENT U.S. NATURAL GAS PRODUCERS. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS, TEXAS GULF COAST AND ARK-LA-TEX REGIONS OF THE UNITED STATES. THE COMPANY'S INTERNET ADDRESS IS WWW.CHKENERGY.COM.


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




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CHESAPEAKE ENERGY CORPORATION



                                      By:      /s/ Aubrey K. McClendon
                                           ------------------------------------
                                                   Aubrey K. McClendon
                                                 Chairman of the Board and
                                                  Chief Executive Officer

Dated:        July 29, 2004

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